UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2007

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OLD NATIONAL BANCORP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

On May 3, 2007, Old National Bancorp (the "Company") issued a press release regarding the offer by Bear, Stearns & Co. Inc. to purchase for cash any and all of the outstanding 8.00% Trust Preferred Securities (the "TRUPS") of ONB Capital Trust II. The TRUPS are fully, irrevocably and unconditionally guaranteed by the Company.

A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company dated May 3, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2007

OLD NATIONAL BANCORP

By: /s/ Christopher A. Wolking
Christopher A. Wolking
Senior Executive Vice President and Chief Financial Officer